STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND,
                   a series of Trust for Investment Managers

                         Supplement dated June 20, 2001
                      to Prospectus dated January 29, 2001


Effective immediately the Fund will be co-managed by Mr. Michael Witz and Mr. Dan Lin. Mr. Witz founded the StockJungle.com community in 1998. He has served as CEO of StockJungle.com since its inception. Previously, he was a Senior Financial Analyst for Financial Resource Group, LLC, an investment bank created in partnership with Inc. magazine. Prior to FRG, Mr. Witz was a principal of Natif, Inc., a new media development company that he joined in 1995. Mr. Witz graduated from University of California at Santa Barbara with a degree in History. He also studied at the Complutense University in Madrid, Spain. Mr. Lin joined StockJungle.com in September of 1999 and currently serves as Vice President of Technology. Mr. Lin is the technical architect of the StockJungle.com Community Portfolio Management platform. Previously he worked as a web developer and e-commerce consultant for several internet companies. Mr. Lin graduated from U.C.L.A. with a degree in Mathematics Applied Science.